UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 7, 2022
Date of Report (Date of Earliest Event Reported)

ITRON, INC.
(Exact Name of Registrant as Specified in its Charter)

Washington	000-22418	91-1011792
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2111 N. Molter Road, Liberty Lake, Washington 99019
(Address of Principal Executive Offices, Zip Code)

(509) 924-9900
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	ITRI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 7, 2022, the Board of Directors (the Board) of Itron, Inc. (the Company) appointed Mary C. Hemmingsen as a new director of the Board, effective immediately. The Board has also determined to appoint Mary Hemmingsen to the Audit/Finance Committee of the Board.

Since 2017, Ms. Hemmingsen, age 58, has served in a variety of board and executive advisory roles for energy industry organizations. From 2013 to 2017, Ms. Hemmingsen was a partner at KPMG in its strategy practice and was power utilities industry lead. From 2009 to 2012, she held senior executive positions in business and project development within the power and utilities group at Brookfield, a global asset management company. In addition, she held several executive and corporate finance positions at BC Hydro Power Authority. She currently serves on the boards of a number of public and private companies in Canada and the U.K.

Ms. Hemmingsen is expected to participate in the Company's standard non-employee director compensation arrangements, as described in the Company's proxy statement for the 2022 annual meeting of shareholders.

There are no arrangements or understandings between Ms. Hemmingsen and any other person pursuant to which she was appointed as a director. Further, she is not a party to any current or proposed transaction with the Company for which disclosure is required under Item 404(a) of Regulation S-K. There is no material plan, contract, or other arrangement to which Ms. Hemmingsen is a party other than as described above.

Item 7.01	Regulation FD Disclosure.

On October 11, 2022, the Company announced the appointment of Mary C. Hemmingsen to the Company’s Board. A copy of the press release announcing her appointment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release Dated October 11, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITRON, INC.

	By:	/s/ CHRISTOPHER E. WARE
Dated: October 11, 2022		Christopher E. Ware
Vice President, General Counsel and Corporate Secretary